                                                                   EXHIBIT 10.14

                            DATED NOVEMBER 30, 1995

                         BOOTS THE CHEMISTS LIMITED(1)

                           OCULAR SCIENCES LIMITED(2)

                               OSI CORPORATION(3)



                                ---------------
                                   COUNTERPART
                                   UNDERLEASE
                                       OF

                               DISTRIBUTION DEPOT
                        CHANDLERS FORD INDUSTRIAL ESTATE
                                   SCHOOL LANE
                                 CHANDLERS FORD
                                   SOUTHAMPTON
                                    HAMPSHIRE
                                ---------------


                          Messrs Shoosmiths & Harrison
                                22a The Ropewalk
                               Nottingham NG1 5DT

                                Tel: 0115 9474645
                                Fax: 0115 9475556
                                    Ref: SRB



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THIS UNDERLEASE is made the 30th day of November, One thousand nine hundred and ninety-five BETWEEN BOOTS THE CHEMISTS LIMITED, a Company registered in England under Company No. 928555 and having its registered office at NOTTINGHAM NG2 3AA (hereinafter called "the Landlord" of the first part and OCULAR SCIENCES LIMITED, a Company registered in England under Company No. 1908318 and having its registered office at Yeoman Industrial Park Test Lane Nursling Southampton SO1 9JX (hereinafter called "the Tenant") of the second part and OSI CORPORATION, a company registered in California (hereinafter called "the Guarantor") of the third part.

WITNESSETH as follows:

1.(l) The expressions following shall have the meanings hereinafter mentioned (that is to say):

        (a) "the Landlord" shall include the person for the time being entitled to the reversion immediately expectant on the determination of the term hereby granted

        (b) "the Superior Landlord" shall include all persons having an interest in the Demised Premises superior to and paramount to the Landlord's interest

        (c) "the Headlease" shall mean the Landlords lease of the demised premises dated 20th January 1986 and made between (1) Macstone Company (Development) Limited and (2) The Landlord

        (d) "Insured Risks" has the meaning ascribed by clause 1(c) of the Headlease,

2.(1)(a) Where the Tenant or the Surety is more than one person the covenants on the part of the Tenant or the Surety herein shall be deemed to be made by such persons jointly and severally

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        (b)     Any covenant by the Tenant not to do an act or thing herein contained shall (where the context admits) include a prohibition of the sufferance or permitting of the same

        (c) Any reference to a specific statute shall include any modification extension or re-enactment thereof for the time being in force and shall also include all instruments, orders, plans, regulations, permissions, and directions for the time being made, issued or given thereunder or deriving validity therefrom

        (d) In the following cases any reference to the Landlord shall be deemed to include a reference to any Superior Landlord and to any mortgagee of any interest of the Landlord or of any Superior Landlord or both:

                (i) Where there are rights, easements, exceptions, and reservations exercisable by the Landlord

                (ii) Where there is an obligation to obtain consent from or give notice to the Landlord

                (iii) Where there is provision for repayment to the Landlord of any expenses incurred

                (iv) Where there are any indemnities in favour of the Landlord

2. IN consideration of the rent and Tenant's and Surety's covenants hereinafter reserved and contained the Landlord hereby demises unto the Tenant ALL THAT piece or parcel of land situate in the Parish of Chandlers Ford in Hampshire which is for the purpose of identification only more particularly delineated on the plan annexed hereto and thereon edged red TOGETHER with the building erected thereon (all which said land and premises are hereinafter


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called "the demised premises") TOGETHER with the rights (in common with the
Landlord, the Superior Landlord and their respective successors in title and all others entitled to a like right) specified in the Headlease EXCEPTING AND RESERVING unto the Landlord, the Superior Landlord and their respective successors in title and all others entitled to a like right the easements and rights specified in the Headlease AND SUBJECT ALSO to the matters contained or referred to in the documents brief particulars whereof are set out in the Headlease TO HOLD (except and reserved as aforesaid) unto the Tenant for the term from and including the 7th day of July, One thousand nine hundred and ninety five to the 23rd day of December 2010 YIELDING AND PAYING therefor unto the Landlord during the term and so in proportion for any less time than a year without any deductions therefrom whatsoever the following rents namely: (a) from the date of execution of this Lease until the 31st day of December, 1995, the yearly rent of a peppercorn and thereafter during the remainder of the term the yearly rent of Two Hundred and Thirty Five Thousand Pounds (L235,000) or such higher yearly rent as may become payable pursuant to review under clause 8 hereof payable in advance on the usual quarter days in each year and (b) throughout the term sums equal to the total amounts which the Landlord shall pay by way of premium (including the premium payable under the Headlease and the whole of any increase in any premium from time to time as a result of or arising out of the manner or the purposes in or for which the demised premises are kept, used and occupied) for keeping insured the demised premises in accordance with the terms of the



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Headlease such sum to be paid once a year on demand

3. IT IS hereby acknowledged that the Tenant shall not be or become entitled to any right of access light or air to the demised premises or to any other rights privileges or easements which would restrict or interfere with the user of any adjoining or neighbouring land for building or any other purpose AND PROVIDED FURTHER that no estate or interest in the soil of any road and footpath now or hereafter adjacent to the demised premises is or shall be deemed to be included in the demise hereinbefore contained

4. THE Tenant HEREBY COVENANTS with the Landlord in manner following that is to say:

(1)     (a)     To pay the yearly rent hereinbefore reserved and made payable without any deduction at the times and in the manner aforesaid

        (b) Without prejudice to the Landlord's right of re-entry in the event of any rent or rents remaining unpaid after becoming due to pay to the Landlord interest on the amount outstanding at three per centum per annum above the base rate from time to time of National Westminster Bank plc as at the date the said rent or rents were due in respect of the period from the due date until up to and including the date on which the said rent or rents are paid to the Landlord

(2) To pay all general rates water rates drainage rates and all other rates taxes duties charges assessments and outgoings whatsoever which are now or which may be at any time during the said term be assessed charged or imposed upon or payable in respect of the demised premises or any part thereof or the owner or occupier thereof save any taxes which may be assessed or imposed upon the Landlords interest in reversion


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(3)     During the said term well and substantially to repair cleanse maintain and amend the whole of the demised premises and every part thereof and the Landlord's fixtures and fittings therein including the boundary walls and fences and paths sewers drains conduits gutters pipes and the sanitary and water apparatus thereon and the appurtenances thereof (but not the Tenant's fixtures) (damage by the Insured Risks always excepted save where payment of insurance monies have been refused or the insurance vitiated by act or default of the Tenant) and keep the same so repaired cleansed maintained and amended (except as aforesaid)

(4) To paint with two coats of good quality paint in a proper and workmanlike manner all the wood and iron and stucco or cement parts of the demised premises usually painted as to the external parts in the year 1998 and thereafter once in every period of three years of the term and also in the last year of the term (whether determined by effluxion of time or otherwise howsoever) but not so that the Tenant is obliged to decorate more than once in the last 18 months of the term and as to the internal parts in the year 2002 and thereafter once in the next period of the term and also in the last year of the term but not so that the Tenant is obliged to decorate more than once in the last 18 months of the term (howsoever determined) and after every internal painting to grain varnish emulsion stop wash whiten and colour all such parts as require to be so dealt with

(5) To permit the Landlord or its duly authorised agent respectively for the time being with or without workmen and others during the said term at reasonable times during the day time after two days' notice in writing except in case of emergency to enter upon the demised premises and every part thereof to view the state of repair and condition of the same and of all defects decays and wants of reparation there found which the



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Tenant is liable to make good under the covenants hereinbefore contained to give notice in writing to the Tenant to repair all such defects decays and wants of reparation and forthwith well and substantially to commence to repair and make good all such defects and decays and wants of reparation to the demised premises and any buildings or erections thereon at the Tenant's cost and complete the same with all due diligence PROVIDED that if the Tenant shall not within two months after the service of such notice proceed diligently with the execution of such repairs it shall be lawful for the Landlord at any time after the expiration of such two months (but not after the Tenant has commenced the repairs) to enter upon the demised premises to employ workmen to repair and make good all such defects decays and wants of reparation at the expense of the Tenant and the costs and expenses of such repairs shall be repaid by the Tenant to the Landlord on demand as liquidated damages

(6) At the end or sooner determination of the term hereby granted to yield up the demised premises (but not the Tenant's or other trade fixtures) well and substantially repaired cleansed maintained and amended and painted in accordance with the Tenant's covenants herein contained (damage by the Insured Risks save as aforesaid always excepted)

(7) (i) (a) Not without the previous consent in writing of the Landlord and the Superior Landlord which shall not be delayed or unreasonably withheld:

                (A) To cut or damage or permit to be cut or damaged any part of the structure or exterior works the principal walls foundations steel frames or timbers or the subfloors and suspended floors and roof over the demised premises


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                (B)     To build erect construct or place or permit or suffer to
                        be erected constructed or placed any new or additional buildings or erections or works on the demised premises or any part thereof

                (C) Make any additional access way through the boundary fences or walls of the demised premises

                (D) Make any structural alteration or addition to the demised premises or change the existing external design or appearance of the demised premises

                (b) Not to make or suffer to be made any change in or to the use of the demised premises which would by virtue of the Town and Country Planning Act 1971 or any statutory replacement or amendment thereof and orders made thereunder (hereinafter called "the said Act") require permission for such change of use to be obtained from the Local Planning Authority as defined by the said Act without first obtaining such permission and to submit for the approval (such approval not to be delayed or unreasonably withheld) of the Landlord and the Superior Landlord plans elevations section and specifications of the proposed works and duly apply to the Local Planning Authority for all such permissions as may be necessary under or by virtue of the said Act on behalf of the Landlord and the Superior Landlord and all other persons (if any) who to the knowledge of the Tenant may for the time being be interested in the demised



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                        premises and also will give to the Landlord and the
                        Superior Landlord notice of such permission if granted within fourteen days of the receipt of the same from the said Planning Authority And also at all times to indemnify and keep indemnified the Landlord and the Superior Landlord from and against all proceedings actions costs expenses claims and demands whatsoever in respect of any such application And not to commence to carry out such works approved by the Landlord and the Superior Landlord as aforesaid prior to the receipt by the Tenant of all consents and permissions as aforesaid And if the Tenant shall take any step amounting to the beginning of the works approved as aforesaid then the Tenant will upon receiving notice in writing from the Landlord or the Superior Landlord proceed forthwith to complete such works in accordance with all such consents permissions and approved plans and specifications as aforesaid and if the Tenant shall neglect to do so for the space of Two calendar months after the service of such notice by the Landlord or the Superior Landlord it shall be lawful for the Landlord or the Superior Landlord or its servants contractors agents and workmen to enter upon the demised premises and to complete such works in accordance with such approved plans and specifications and all expenses of so doing shall be repaid to the Landlord or the Superior Landlord (as appropriate) by the



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                        Tenant within Twenty-one days of the service of a
                        written demand in that behalf of the Tenant

        (ii) Not to do or omit to suffer to be done or omitted any act matter or thing in or respecting the demised premises required to be omitted or done by the Tenant by the said Act or which shall contravene the provisions of the said Act and will at all times hereafter indemnify and keep indemnified the Landlord against all actions proceedings costs expenses claims and demands in respect of any such act matter or thing contravening the provisions of the said Act as aforesaid and which shall be due to any act or omission of the Tenant and not of the Landlord or any other person claiming through under or in trust for the Landlord

        (iii) Forthwith on demand to pay to the Landlord all costs charges and expenses reasonably and properly incurred or paid by the Landlord by virtue of or in connection with any act matter or thing arising under or by virtue of the said Act if occasioned by any act or omission of the Tenant

        (iv) If the Tenant shall without such consent as aforesaid build erect construct or place or permit or suffer to be built erected constructed or placed any new or additional buildings or erections or works on the demised premises or any part thereof or make any additional accessway through the boundary fences or walls of the demised premises or make any structural alteration or addition to the demised premises or change the existing design or external appearance of the demised premises the Tenant shall immediately upon notice in writing from the Landlord requiring it so to do remove all such new or additional buildings



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                erections works alterations or additions and make good and restore the demised premises to the state and condition thereof existing before the breach by the Tenant of sub-clause (i) of this clause and make good and correct any changes to the existing external design or appearance of the demised premises as directed by the Landlord and if the Tenant shall neglect so to do for the space of Fourteen days after such notice then it shall be lawful for the Landlord or its servants contractors agents and workmen to enter upon the demised premises and to remove such new or additional buildings erections works alterations or additions or changes to the existing design or appearance of the demised premises and to make good and restore the demised premises to the state and condition existing before the breach by the Tenant of sub-clause (i) hereof and all expenses of so doing shall be repaid to the Landlord by the Tenant within Twenty-one days of the service of a written demand in that behalf on the Tenant

(8) Not knowingly to permit any encroachment to be made or easement to be acquired on or over the demised premises and in particular not to allow the right of access of light from or over the demised premises to any neighbouring property to be acquired and if any encroachment or easement shall be made or threatened to be made or if any window or opening shall be made or threatened to be opened or made in any neighbouring building (whether already or hereafter to be erected) which if not obstructed might by lapse of time confer the right to such access or light in favour of any neighbouring property forthwith to give notice to the Landlord and at the option of the Landlord either to do (at the Landlord's cost and expense) all such things as may be reasonably required by the Landlord for the purpose of preventing the making of


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        such encroachment or the acquisition of such easement or right or allow the Landlord with workmen and others to enter and take measures for preventing the same AND if the Tenant shall omit or neglect to do all such things as aforesaid at the earliest possible time it shall be lawful for the Landlord its servants and workmen to enter upon the demised premises and to do the same provided the Landlord shall give five days due warning of its intention to enter upon the premises and in so entering or being upon the premises shall not nor shall its servants and workmen cause any unnecessary interference with the carrying on by the Tenant of the Tenant's business on the demised premises AND any costs incurred by the Landlord under this clause by reason of the Tenants default in performing this covenant shall be repaid to the Landlord by the Tenant within twenty-one days of a written demand in that behalf

(9) To comply at all times during the said term with all statutory and other requirements for ensuring the health safety and welfare of the persons using or employed in or about the demised premises or any part thereof and to indemnify and keep indemnified the Landlord against any breach or non-observance thereof

(10) To execute all works on or in respect of the demised, premises now or from time to time throughout the term lawfully required to be executed by any local or public authority whether the said work shall be required to be executed by the Landlord or by the Tenant and at all times hereafter during the term hereby granted to indemnify and keep indemnified the Landlord against all claims and liabilities in respect thereof

(11) Not to do or permit or suffer to be done upon the demised premises or any part thereof anything which may render the Policy or Policies of Insurance effected by the Superior Landlord void or voidable And to repay to the Landlord by way of additional rent all



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        sums paid by way of increased premium as a result of or arising out of the manner or the purposes in or for which the demised premises are kept used and occupied and all expenses incurred by it in or about any renewal of such Policy or Policies rendered necessary by a breach of this covenant

(12) In the event of the demised premises or any part thereof being damaged or destroyed by any of the Insured Risks at any time during the term hereby granted and the insurance money under any policy of insurance effected thereon by the Superior Landlord being wholly or partially irrecoverable by reason solely or in part of any act default or neglect of the Tenant the Tenant will forthwith (in addition to the said rent) pay to the Landlord the whole or (as the case may be) a fair proportion of the cost of rebuilding and reinstating the same any dispute as to the proportion to be so contributed by the Tenant to be referred to arbitration in accordance with the provisions of the Arbitration Acts 1950 and 1979 or any statutory modification or re-enactment thereof for the time being in force

(13) If at any time the Tenant is entitled to the benefit of any insurance on the demised premises then to apply all moneys received by virtue of such insurance in making good the loss or damage in respect of which the same shall have been received

(14) To permit the Landlord and the Superior Landlord and their respective agents at all reasonable times at convenient hours in the day and upon a previous appointment being made to enter upon the demised premises to take Inventories of the Landlord's fixtures therein

(15) Not to use or permit or suffer the demised premises to be used other than in accordance with Classes III IV and X of the Town and Country Planning (Use



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        Classes) Order 1972 or in accordance with Class B1 of the Town and
        Country Planning (Use Classes) Order 1987 together with ancillary offices except with the previous consent of the Landlord and the Superior Landlord which consent shall not be unreasonably withheld so however that the Landlord's and the Superior Landlord's consent shall not be treated or construed as being unreasonably withheld if it is withheld on the grounds or any of the grounds following that is to say

        (i) that the trade or business to be carried on is not one which the Landlord or the Superior Landlord considers to be quiet and inoffensive

        (ii) that the giving of consent would result in a change of user constituting development within the provisions of any Town and Country Planning Act order plan regulation permission consent or direction at the time being in force or any change of use which although not constituting development would prevent reversion to the present use of the demised premises

(16) Not to use or permit to be used the demised premises or any part or parts thereof for the purpose of holding public auctions operating roundabouts shooting galleries swings or shows or for any similar purpose leading to the assembly of the public on the demised premises or any part or parts thereof PROVIDED ALWAYS that nothing contained in this sub-clause shall prevent the Tenant from using the demised premises for the purpose mentioned in sub-clause (15) hereof

(17) Not to use the demised premises or any part or parts thereof or permit or suffer the same to be used for any noisy noxious or offensive trade or business or for any illegal or immoral purposes or as licensed premises or as a Club or as a dwellinghouse nor to keep or permit to be kept on the demised premises material of a dangerous or



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        explosive nature (other than in quantities normally stocked by the
        Tenant in the course of their business subject to the Tenant obtaining any necessary approvals) nor to permit or suffer to be done in or upon the demised premises anything which may be or become a danger or nuisance or which may cause damage to the Landlord or its lessees or tenants or occupiers of any adjoining or neighbouring property or whereby the insurance premium for adjacent premises shall require to be increased and not to use or permit or suffer to be used any portion of the demised premises or anything connected therewith as a place of amusement or as an advertising station or for the display of board posters notices or signs PROVIDED THAT the foregoing shall not apply to any notices or signs for which (if necessary) the Tenant has obtained planning permission relating to the display of the Tenants name style title and business and any matter which the Tenant is by law required to exhibit or display

(18) To permit the Landlord at any time during the six months immediately preceding the determination of the said term to enter upon the demised premises and affix and retain without interference upon any part thereof but not in such position as shall interfere with the Tenants use and enjoyment of the demised premises a notice for re-letting or selling the same and to permit all persons with written authority from the Landlord at all reasonable times during the daytime to enter and view the demised premises

(19) Not in any way to obscure or permit to be obscured the windows of the demised premises and to clean the interior and exterior of the said windows as often as may be necessary throughout the said term and in any event at least once in every three months

(20)    (i)    Not to assign demise underlet hold on trust charge mortgage or otherwise share


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                the possession or occupation or part with the possession or occupation of any part or the whole of the demised premises or to share occupation of the whole

        (ii) Not to assign underlet demise charge mortgage or otherwise part with possession of the whole of the demised premises for all or any part of the said term without the license in writing of the Landlord and the Superior Landlord first obtained (such consent not to be delayed or unreasonably withheld).

                (a) Provided however that should the Tenant desire to assign demise underlet charge mortgage or otherwise part with possession as aforesaid it shall before so doing and before giving possession to the intended assignee underlessee or charge execute and deliver to the Landlord a deed to be prepared by the Solicitor of the Landlord (the connection therewith) containing in the case of an assignment a covenant by the intended assignee directly with the Landlord to perform and observe during the remainder of the term hereby granted or in the case of an underlease or charge during the term granted to the underlessee or chargee the covenants (including this present covenant) by the Tenant and conditions contained in this Lease and in the same manner as if such covenants and conditions were repeated in extenso in such deed with the substitution of the name of the intended assignee underlessee or chargee for the name of the Tenant and with such other alterations as the deaths of parties or as other circumstances shall render necessary

                (b) Provided further that if the Landlord shall reasonably require at least two (or more if the Landlord reasonably requires) of the Company's

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                        directors of satisfactory standing shall join in such
                        deed as sureties for such company in order jointly and severally to covenant with the Landlord as sureties that such company will pay the rents reserved by and perform and observe the covenants and conditions contained in this Lease and to indemnify and save harmless the Landlord against all loss damage costs and expenses arising by reason of any default by the Company And that such covenant shall further provide in the usual form that any neglect or forbearance of the Landlord shall not release or exonerate the sureties and shall further provide for the sureties to accept a new lease of the demised premises upon disclaimer of these presents by the Company or on its behalf if so required by the Landlord within three months of such disclaimer such new lease to be for the residue then unexpired of the term hereby granted and at the rents payable and subject to the same lessees covenants and to the same provisos and conditions as those in force immediately before such disclaimer and to be granted at the cost of the sureties in exchange for a counterpart duly executed by the sureties

                (c) On the grant of any permitted underlease to obtain therein and at all times thereafter to enforce performance and observance of covenants on the part of the underlessee as follows:-

                (i) an absolute covenant not to assign demise underlet charge mortgage or otherwise part with possession of any part of the sub-demised premises (here meaning a portion only and not the whole thereof) or to share



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                        occupation of the whole or any part thereof for all or
                        any part of the sub-term

                (ii) a qualified covenant not to assign demise underlet charge mortgage or otherwise part with possession of the whole of the sub-demised premises without the license in writing of the landlord (the grant of which shall be subject to the same provisos as hereinbefore set forth in this clause)

                (iii) a covenant that the underlessee will cause to be inserted in every sub-underlease whether immediate or derivative covenants on the part of the relevant sub-underlessee corresponding to the covenants number
                        (i) and (ii) above and that the underlessee will at all times enforce the same

                (d) Notwithstanding anything herein contained the Tenant shall not create or permit the creation of any interest derived out of the term hereby granted howsoever remote or inferior upon the payment of fine or premium or at a rent less than the full market rent (obtainable without taking a fine or premium) of the demised premises and shall not create or permit the creation of any such derivative interest as aforesaid save by instrument in writing containing such absolute prohibition as aforesaid on the part of the underlessee and those that may derive title under such underlessee

[(iii) Notwithstanding the foregoing provisions of this sub-clause the Tenant may without the consent of the Superior Landlord and the Landlord share occupation of the whole or any part of the demised premises with the Guarantor and/or with a company that is a member of the same group as the Tenant within the



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        meaning of Section 42 of the Landlord & Tenant Act 1954 provided that:

                (a) the relationship of landlord and tenant is not created and

                (b) the occupation by any such group company shall cease forthwith upon its ceasing to be a member of the same group as the Tenant and

                (c) the Landlord is informed in writing of the name of each occupier before it commences to occupy and is immediately notified in writing after it ceases to occupy] NB Subject to Superior Landlord's consent

(21) Within one calendar month after the date of any such document or instrument as hereinafter mentioned to produce to the Landlord's Solicitors a certified copy of every transfer or assignment mortgage or legal charge of this Lease or the demised premises and also of every underlease of the demised premises and of every assignment of such underlease and also of every probate letters of administration order of court or other instrument effecting or evidencing a devolution of title as regards the term hereby granted or any such underlease as aforesaid for the purpose of registration and to pay the Landlord's Solicitors reasonable charges for the registration of each such copy document or instrument so produced such charges not being less than ten pounds plus VAT

(22) To pay on an indemnity basis all expenses including Solicitor's costs and Surveyors fees reasonably and properly incurred by the Landlord incidental to the preparation and service or contemplation of service of a notice or notices under Section 146 and 147 of the Law of Property Act 1925 notwithstanding forfeiture is avoided otherwise than by relief granted by the Court

(23) Not knowingly to permit oil grease or other corrosive or deleterious objectionable dangerous poisonous explosive matter or substances to enter the drains sewers ditches watercourses or culverts and to take all reasonable measures for ensuring that any effluent discharged will not be corrosive or otherwise harmful or cause obstruction or deposit within the said drains sewers ditches watercourses or culverts to or within the sewage disposal works or to the bacteriological process of sewage purification

(24) Not to use any fuel burning apparatus on the demised premises or any part thereof (other than such apparatus as utilises gas electricity or oil) save such as shall have been approved in writing by the Landlord prior to such use (such approval not to be delayed or unreasonably withheld)

(25) On a written notice being served by the Landlord requiring the abatement of any nuisance caused by vibration noise or offensive smell or by any undue emission of smoke fumes vapour or dust with all reasonable dispatch after the service of such notice to abate the same accordingly and in all respects to comply with the provisions of the Clean Air Acts 1956 and 1968 and the requirements of any notice of the Local Authority served thereunder

(26) Not to form any refuse dump or rubbish or scrap heap on the demised premises but to remove not less frequently than once a month all refuse rubbish used tins cans boxes and other containers which may have accumulated on the demised premises and generally to keep all vacant land forming part of the demised premises clean and in good order

(27) Not to carry on upon the demised premises the manufacture or production of gas electricity steam or hot water except for the requirements of the Tenant's own business and not to supply gas electricity steam or hot water to any other lessee tenant or occupier on the adjoining or neighbouring land

(28) Not to sell or dispose of any earth clay gravel or sand from the land hereby demised nor to make any excavation (except for the purpose of any alteration or addition to the demised premises or any part thereof for which the previous consent in writing of the Landlord and the Superior Landlord shall have been obtained) or sink any well upon the demised premises

(29) To maintain any forecourt yards and all lawns gardens trees shrubs and hedged forming part of the demised premises in proper and neat order and condition and free from noxious weeds and not to store any goods plant or machinery or display any goods plant or machinery for sale outside the building forming part of the demised premises and not to cut down any trees shrubs or hedges to be planted by the Landlord or at present growing on any part of the demised premises

(30) Not knowingly to obstruct or create a nuisance of any kind on roads and footpaths in the neighbourhood of the demised premises and not to carry out loading and unloading save within the boundaries of the demised premises

5. THE Landlord HEREBY COVENANTS with the Tenant that the Tenant paying the rent hereby reserved and observing and performing the several covenants and stipulations herein on its part contained shall peaceably hold and enjoy the demised premises during the said term without any interruption by the Landlord or any person rightfully claiming through under or in trust for it

6.      The Landlord hereby further covenants with the Tenant:

(1) To pay the rent reserved by and to perform and observe the tenant's covenants contained in the Headlease and to indemnify the Tenant against any breach of such covenants so far as they do not fall to be performed by the Tenant under this Underlease

[(2) Without prejudice to the generality of sub-clause (1) of this clause to procure that the demised premises are insured against the Insured Risks in accordance with the terms of the Headlease and in particular to:

        (i) produce to the Tenant on demand a copy of the policy and the last premium renewal receipt and

        (ii) procure that the interest of the Tenant is noted or endorsed on the policy and

        (iii) notify the Tenant of any change in the risks covered by the policy from time to time and

        (iv) produce to the Tenant on demand written confirmation from the insurers that they have agreed to waive all rights of subrogation against the Tenant] NB Subject to Superior Landlord's consent

(3) On the written request and at the cost of the Tenant to use all reasonable endeavours to enforce the covenants on the part of the landlord contained in the Headlease

(4) To use all reasonable endeavours to obtain the consent of the Superior Landlord required under the Headlease when:

        (i)     the Tenant has applied for consent under this Underlease

        (ii) the Landlord gives that consent or could not reasonably refuse it or gives the consent subject to consent being obtained from the Superior Landlord and

        (iii)   consent is required under the Headlease

7.      IT IS hereby agreed and declared as follows

        (1) That if the rents hereinbefore reserved or any part thereof shall at any time be in arrear and unpaid for twenty one days after the same shall have become due (whether legally demanded or not) or if the Tenant shall at any time fail or neglect to perform or observe any of the covenants or agreements herein contained and on the Tenant's part to be performed and observed or if the Tenant for the time being shall become bankrupt or being a company shall enter into liquidation whether compulsory or voluntary (other than for the purpose of reconstruction or amalgamation) or if the Tenant for the time being shall enter into any arrangement or composition for the benefit of the Tenant's creditors then and in any such case it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord in that behalf to re-enter into and upon the demised premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach by the Tenant of any of the covenants or agreements herein contained

        (2) If the demised. premises or any part thereof is destroyed or damaged by any of the Insured Risks so as to render the demised premises unfit for use and occupation or inaccessible then unless payment of the insurance monies shall be refused in whole or in part by reason of any act or default of the Tenant the Landlord shall procure the rebuilding and reinstatement of the demised premises by the Superior Landlord in accordance with the terms of clause 4(2) of the Headlease

        (3) If the demised premises or any part thereof are destroyed or damaged by any of the Insured Risks so as to render the demised premises unfit for use and occupation or inaccessible then unless payment of the insurance monies shall be refused in whole or in part by reason of any act or default of the Tenant the rents reserved by this Underlease or a fair proportion of them according to the nature and extent of the damage shall be suspended until the demised premises or the part destroyed or damaged shall again be rendered fit for use and occupation and accessible. Any dispute regarding the cesser of rent shall be determined by an independent surveyor who shall act as an expert and not an arbitrator appointed by agreement between the parties or in default of agreement within fourteen days of one party giving notice to the other of its nomination or nominations nominated by the President for the time being of the Royal Institution of Chartered Surveyors the duly appointed deputy of the President or any person authorised by the President to make appointments on his behalf

        (4) If during the last three years of the term the demised premises shall be so destroyed or damaged by an Insured Risk as to be completely unfit for occupation and use the Tenant may by not less than one months notice given to expire at any time determine this Underlease and upon expiry of such notice this Underlease shall determine without prejudice to any rights or remedies which may then have accrued to either party against the other in respect of any breach of any of the covenants and conditions contained in this Underlease and upon the expiry of such notice the Landlord shall pay to the Tenant such compensation as would have been payable on the assumption the Landlord had served a notice under Section 25 of the Landlord & Tenant Act 1954 that specified the date upon which notice expired as the date at which the tenancy was to come to an end and the Court had been precluded from ordering a new tenancy by virtue of Section 30(l)(f) of the said Act and the Landlord shall be entitled to retain the insurance monies received by the Landlord

8. THE rent payable under this Lease in accordance with the provisions of Clause 2 shall be agreed or determined as follows:

        (a) a review date (hereinafter called "a review date") for the purpose of this clause shall be the Twenty fifth day of December in the years 2000 and 2005 and "review period" means the period between the review dates or between the last review date and the expiry of the term

        (b) The Landlord and the Tenant shall (prior to a review date) endeavour to agree upon a fair market rack rental (as defined by sub-clause (c) of this present clause) but if agreement has not been reached by the quarter day immediately preceding a Review Date then either party may at any time thereafter refer the question of what is a fair market rack rental of the demised premises to a Surveyor to be mutually agreed between the Landlord and the Tenant or in default of agreement to be nominated by the President for the time being of the Hampshire Incorporated Law Society and such Surveyor whether agreed or nominated as aforesaid shall act as an expert and not an Arbitrator and the decision of such Surveyor shall be binding on the Landlord and the Tenant and the Surety The said Surveyor's fee shall be payable by the Tenant and the Landlord in equal shares. The fair market rack rental as so agreed or determined shall be the annual rent payable hereunder for the next review period and in addition to the insurance rent Provided that if such reviewed rent shall not have been determined prior to the relevant review date the rent payable for the period immediately preceding the relevant review date shall continue to be payable and any difference between the previous rent and reviewed rent during such period as this proviso operates shall be added to and be payable with the next instalment of rent due after the reviewed rent has been determined. It is hereby declared that the expression "in default of agreement" shall include the failure or omission of the Landlord and Tenant to agree by reason of no attempt or no sufficient attempt having been made to seek or reach agreement or to instruct a Surveyor for that purpose

        (c) the expression "fair market rack rental" shall for the purposes of this clause mean the amount which would in addition to the insurance rent be the annual amount obtainable at the appropriate date of review as between a willing Landlord and a willing tenant in respect of the demised premises on a letting thereof as a whole with vacant possession for a term equal to the remainder then unexpired of the term hereby granted and subject to similar covenants and conditions as those contained in this Lease but disregarding:

        (i) the fact that the Tenant or any underlessee has been in occupation of the whole or any part of the demised premises

        (ii) any goodwill attached to the demised premises by reason of the carrying on at the demised premises of the business of the Tenant or any underlessee

        (iii) any effect on rent of the Tenant's initial fitting out mechanical electrical servicing and other installation works and of any improvement to the demised premises carried out otherwise than in pursuance of an obligation to the Landlord or its predecessors in title by and at the expense of the Tenant or any permitted sub-tenants or their respective predecessors in title during the period of its or their occupation of the demised premises whether before or after the date hereof and all trade fixtures and fittings fixed to the demised premises either by the Tenant or its permitted sub-tenants or their respective predecessors in title during the term PROVIDED that in the case of such of the foregoing as shall require the approval of the Landlord such approval shall have been obtained and so long as the improvement was completed not more than twenty one years before the relevant review date

        (d) if at any review date the Landlord shall be obliged legally or otherwise to comply with any enactment (which expression shall include any Act of Parliament now or hereafter in force and any instrument regulation or order made thereunder or deriving validity therefrom) dealing with the control of rent and which shall restrict or modify the Landlord's right to review (as opposed to receive) the rent in accordance with the terms of these presents then the Landlord shall on each occasion that any such enactment is removed relaxed or modified be entitled on giving not less than three months' notice in writing to the Tenant expiring after the date of each such removal relaxation or modification to introduce an intermediate review date (hereinafter called "the intermediate review date") which shall be the date of expiration of such notice and the rent payable hereunder from an intermediate review date to the next succeeding date of review or intermediate review date
                (whichever shall first occur) shall be determined in like manner as the rent payable from each review date is hereinbefore provided

        (e) as soon as any reviewed rent has been agreed hereunder the Landlord and the Tenant shall forthwith thereafter at the expense of the Landlord and Tenant in equal shares cause a Memorandum stating the amount of the reviewed rent and the date from which such reviewed rent is payable to be endorsed on this Lease and the Counterpart thereof

        (f) In no circumstances shall the rent payable hereunto after a review date be less than the rent payable for the period immediately preceding the relevant review date in addition to the Insurance rent

9. NOTHING herein contained or implied shall impose or be deemed to impose any restriction on the user of any land or buildings not comprised in this Underlease for building or any other purpose or give the Tenant the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant agreement or condition entered into by any lessee or tenant of the Landlord in respect of property not comprised in this Underlease or to prevent or restrict in any way the development of any land not comprised in this Underlease

10. THE provisions of Section 196 of the Law of Property Act 1925 as amended by the

        Recorded Delivery Service Act 1962 shall apply to any notice under this Underlease

11.     (a)     The Guarantor hereby covenants with the Landlord that the Tenant
                (as well after as before any disclaimer) will pay the rents and all other moneys payable hereunder at the times and in manner aforesaid and will fully observe and perform the covenants agreements stipulations and conditions herein contained and on the part of the Tenant to be observed and performed and that in case of default by the Tenant in such payment or observance and performance the Guarantor will pay and make good to the Landlord on written demand all losses damages costs and expenses thereby arising or incurred by the Landlord PROVIDED ALWAYS and it is hereby agreed that any neglect or forbearance by or on the part of the Landlord in endeavouring to obtain any such payment or enforce such observance and performance or any other indulgence which may be given to the Tenant by the Landlord shall not release or exonerate or in any way reduce or affect the liability of the Guarantor under the provisions hereof

        (b) If during the subsistence of these presents the Tenant shall enter into liquidation and the Liquidator shall disclaim these presents the Guarantor hereby agrees with the Landlord that (if so required in writing by or on behalf of the Landlord within three months of receipt by the Landlord of notice of such disclaimer) the Guarantor will accept from the Landlord within 28 days of such requirement an Underlease of the demised premises for the residue then unexpired of the Term reserving the rents and containing the same reservations and exceptions covenants agreements stipulations and conditions as apply hereto and to be granted at the cost of the Guarantor

IN WITNESS whereof this Underlease has been duly executed as a Deed by the Parties the day and year first before written



Signed as a Deed by OCULAR SCIENCES     )
LIMITED acting by a director            )
and its secretary or two directors:     )

                Director

                Director/Secretary

Signed as a Deed by OSI Corporation     )
acting by a director and its            )
secretary or two directors              )

                Director

                Director/Secretary